COMPASS 2 AND 3 VARIABLE ACCOUNTS:

Capital Appreciation Variable Account	High Yield Variable Account
Government Securities Variable Account	Money Market Variable Account
Global Governments Variable Account	Total Return Variable Account

Supplement to Current Prospectus:

Effective immediately, under the main heading “Purchase Payments and Contract Values during Accumulation Period,” the section “Short-Term Trading,” up to, but not including the sub-section “Short-Term Trading Risks,” is restated in its entirety as follows:

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Variable Account’s performance. If large amounts of money are suddenly transferred out of a Variable Account, the Account’s investment adviser cannot effectively invest in accordance with the Account’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under “Transfers,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers (of no more than $15 per transfer).

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time.

Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner’s value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the other Contract Owners, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Contract Owner changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;

•	when necessary in our view to avoid hardship to a Contract Owner;

•	when Variable Accounts are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Variable Account’s performance. If large amounts of money are suddenly transferred out of a Variable Account, the Variable Account’s investment adviser cannot effectively invest in accordance with the Variable Account’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The date of this Supplement is January 1, 2010.